Exhibit 24

UNITED TECHNOLOGIES CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), hereby constitutes and appoints Charles D. Gill, James E. Geisler, Gregory J. Hayes, and Thomas I. Rogan, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to effect:

(i) the registration of up to 33,000,000 additional shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation 2005 Long Term Incentive Plan as amended following the approval of Amendment No. 1 to said Plan by the Corporation’s shareowners; and

(ii) the registration of up to 5,000,000 additional shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Employee Savings Plan; and

(iii) the registration of up to 1,000,000 shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Employee Represented Savings Plan;

including, with respect to each such registration, signing and filing a registration statement on Form S-8 or on such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the “Commission”), and any and all amendments (including post-effective amendments) and supplements to such registration statement, and any registration statement relating to the offering made pursuant to such registration statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and any and all instruments and documents filed as part of or in connection with said registration statements or any amendments or supplements thereto; granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 9th day of April 2008.

/s/ George David
George David

UNITED TECHNOLOGIES CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), hereby constitutes and appoints Charles D. Gill, James E. Geisler, Gregory J. Hayes, and Thomas I. Rogan, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to effect:

(i) the registration of up to 33,000,000 additional shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation 2005 Long Term Incentive Plan as amended following the approval of Amendment No. 1 to said Plan by the Corporation’s shareowners; and

(ii) the registration of up to 5,000,000 additional shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Employee Savings Plan; and

(iii) the registration of up to 1,000,000 shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Employee Represented Savings Plan;

including, with respect to each such registration, signing and filing a registration statement on Form S-8 or on such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the “Commission”), and any and all amendments (including post-effective amendments) and supplements to such registration statement, and any registration statement relating to the offering made pursuant to such registration statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and any and all instruments and documents filed as part of or in connection with said registration statements or any amendments or supplements thereto; granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 9th day of April 2008.

/s/ John V. Faraci
John V. Faraci

UNITED TECHNOLOGIES CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), hereby constitutes and appoints Charles D. Gill, James E. Geisler, Gregory J. Hayes, and Thomas I. Rogan, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to effect:

(i) the registration of up to 33,000,000 additional shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation 2005 Long Term Incentive Plan as amended following the approval of Amendment No. 1 to said Plan by the Corporation’s shareowners; and

(ii) the registration of up to 5,000,000 additional shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Employee Savings Plan; and

(iii) the registration of up to 1,000,000 shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Employee Represented Savings Plan;

including, with respect to each such registration, signing and filing a registration statement on Form S-8 or on such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the “Commission”), and any and all amendments (including post-effective amendments) and supplements to such registration statement, and any registration statement relating to the offering made pursuant to such registration statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and any and all instruments and documents filed as part of or in connection with said registration statements or any amendments or supplements thereto; granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 4th day of April 2008.

/s/ Jean-Pierre Garnier
Jean-Pierre Garnier

UNITED TECHNOLOGIES CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), hereby constitutes and appoints Charles D. Gill, James E. Geisler, Gregory J. Hayes, and Thomas I. Rogan, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to effect:

(i) the registration of up to 33,000,000 additional shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation 2005 Long Term Incentive Plan as amended following the approval of Amendment No. 1 to said Plan by the Corporation’s shareowners; and

(ii) the registration of up to 5,000,000 additional shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Employee Savings Plan; and

(iii) the registration of up to 1,000,000 shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Employee Represented Savings Plan;

including, with respect to each such registration, signing and filing a registration statement on Form S-8 or on such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the “Commission”), and any and all amendments (including post-effective amendments) and supplements to such registration statement, and any registration statement relating to the offering made pursuant to such registration statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and any and all instruments and documents filed as part of or in connection with said registration statements or any amendments or supplements thereto; granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 9th day of April 2008.

/s/ Jamie S. Gorelick
Jamie S. Gorelick

UNITED TECHNOLOGIES CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), hereby constitutes and appoints Charles D. Gill, James E. Geisler, Gregory J. Hayes, and Thomas I. Rogan, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to effect:

(i) the registration of up to 33,000,000 additional shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation 2005 Long Term Incentive Plan as amended following the approval of Amendment No. 1 to said Plan by the Corporation’s shareowners; and

(ii) the registration of up to 5,000,000 additional shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Employee Savings Plan; and

(iii) the registration of up to 1,000,000 shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Employee Represented Savings Plan;

including, with respect to each such registration, signing and filing a registration statement on Form S-8 or on such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the “Commission”), and any and all amendments (including post-effective amendments) and supplements to such registration statement, and any registration statement relating to the offering made pursuant to such registration statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and any and all instruments and documents filed as part of or in connection with said registration statements or any amendments or supplements thereto; granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 9th day of April 2008.

/s/ Charles R. Lee
Charles R. Lee

UNITED TECHNOLOGIES CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), hereby constitutes and appoints Charles D. Gill, James E. Geisler, Gregory J. Hayes, and Thomas I. Rogan, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to effect:

(i) the registration of up to 33,000,000 additional shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation 2005 Long Term Incentive Plan as amended following the approval of Amendment No. 1 to said Plan by the Corporation’s shareowners; and

(ii) the registration of up to 5,000,000 additional shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Employee Savings Plan; and

(iii) the registration of up to 1,000,000 shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Employee Represented Savings Plan;

including, with respect to each such registration, signing and filing a registration statement on Form S-8 or on such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the “Commission”), and any and all amendments (including post-effective amendments) and supplements to such registration statement, and any registration statement relating to the offering made pursuant to such registration statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and any and all instruments and documents filed as part of or in connection with said registration statements or any amendments or supplements thereto; granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 9th day of April 2008.

/s/ Richard D. McCormick
Richard D. McCormick

UNITED TECHNOLOGIES CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), hereby constitutes and appoints Charles D. Gill, James E. Geisler, Gregory J. Hayes, and Thomas I. Rogan, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to effect:

(i) the registration of up to 33,000,000 additional shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation 2005 Long Term Incentive Plan as amended following the approval of Amendment No. 1 to said Plan by the Corporation’s shareowners; and

(ii) the registration of up to 5,000,000 additional shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Employee Savings Plan; and

(iii) the registration of up to 1,000,000 shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Employee Represented Savings Plan;

including, with respect to each such registration, signing and filing a registration statement on Form S-8 or on such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the “Commission”), and any and all amendments (including post-effective amendments) and supplements to such registration statement, and any registration statement relating to the offering made pursuant to such registration statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and any and all instruments and documents filed as part of or in connection with said registration statements or any amendments or supplements thereto; granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 9th day of April 2008.

/s/ Harold McGraw III
Harold McGraw III

UNITED TECHNOLOGIES CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), hereby constitutes and appoints Charles D. Gill, James E. Geisler, Gregory J. Hayes, and Thomas I. Rogan, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to effect:

(i) the registration of up to 33,000,000 additional shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation 2005 Long Term Incentive Plan as amended following the approval of Amendment No. 1 to said Plan by the Corporation’s shareowners; and

(ii) the registration of up to 5,000,000 additional shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Employee Savings Plan; and

(iii) the registration of up to 1,000,000 shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Employee Represented Savings Plan;

including, with respect to each such registration, signing and filing a registration statement on Form S-8 or on such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the “Commission”), and any and all amendments (including post-effective amendments) and supplements to such registration statement, and any registration statement relating to the offering made pursuant to such registration statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and any and all instruments and documents filed as part of or in connection with said registration statements or any amendments or supplements thereto; granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 9th day of April 2008.

/s/ Richard B. Myers
Richard B. Myers

UNITED TECHNOLOGIES CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), hereby constitutes and appoints Charles D. Gill, James E. Geisler, Gregory J. Hayes, and Thomas I. Rogan, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to effect:

(i) the registration of up to 33,000,000 additional shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation 2005 Long Term Incentive Plan as amended following the approval of Amendment No. 1 to said Plan by the Corporation’s shareowners; and

(ii) the registration of up to 5,000,000 additional shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Employee Savings Plan; and

(iii) the registration of up to 1,000,000 shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Employee Represented Savings Plan;

including, with respect to each such registration, signing and filing a registration statement on Form S-8 or on such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the “Commission”), and any and all amendments (including post-effective amendments) and supplements to such registration statement, and any registration statement relating to the offering made pursuant to such registration statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and any and all instruments and documents filed as part of or in connection with said registration statements or any amendments or supplements thereto; granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 9th day of April 2008.

/s/ H. Patrick Swygert
H. Patrick Swygert

UNITED TECHNOLOGIES CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), hereby constitutes and appoints Charles D. Gill, James E. Geisler, Gregory J. Hayes, and Thomas I. Rogan, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to effect:

(i) the registration of up to 33,000,000 additional shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation 2005 Long Term Incentive Plan as amended following the approval of Amendment No. 1 to said Plan by the Corporation’s shareowners; and

(ii) the registration of up to 5,000,000 additional shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Employee Savings Plan; and

(iii) the registration of up to 1,000,000 shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Employee Represented Savings Plan;

including, with respect to each such registration, signing and filing a registration statement on Form S-8 or on such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the “Commission”), and any and all amendments (including post-effective amendments) and supplements to such registration statement, and any registration statement relating to the offering made pursuant to such registration statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and any and all instruments and documents filed as part of or in connection with said registration statements or any amendments or supplements thereto; granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 9th day of April 2008.

/s/ André Villeneuve
André Villeneuve

UNITED TECHNOLOGIES CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), hereby constitutes and appoints Charles D. Gill, James E. Geisler, Gregory J. Hayes, and Thomas I. Rogan, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to effect:

(i) the registration of up to 33,000,000 additional shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation 2005 Long Term Incentive Plan as amended following the approval of Amendment No. 1 to said Plan by the Corporation’s shareowners; and

(ii) the registration of up to 5,000,000 additional shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Employee Savings Plan; and

(iii) the registration of up to 1,000,000 shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Employee Represented Savings Plan;

including, with respect to each such registration, signing and filing a registration statement on Form S-8 or on such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the “Commission”), and any and all amendments (including post-effective amendments) and supplements to such registration statement, and any registration statement relating to the offering made pursuant to such registration statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and any and all instruments and documents filed as part of or in connection with said registration statements or any amendments or supplements thereto; granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 9th day of April 2008.

/s/ Christine Todd Whitman
Christine Todd Whitman